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Exhibit 10.72

FIFTH AMENDMENT TO ENERGY SERVICE AGREEMENT

        This FIFTH AMENDMENT TO ENERGY SERVICE AGREEMENT (this "Fifth Amendment") is made and entered into as of the            day of January, 2009 by and between OPBIZ, LLC, a Nevada limited liability company ("Customer"), and NORTHWIND ALADDIN, LLC, a Nevada limited liability company ("Supplier").

Recitals

        A.    Aladdin Gaming, LLC, as predecessor-in-interest to Customer, and Supplier entered into that certain Energy Service Agreement dated as of September 24, 1998 (as amended by Amendment and Agreement dated as of September 25, 1998, Second Amendment and Agreement dated May 28, 1999, Third Amendment and Agreement dated as of May 28, 1999, Fourth Amendment and Agreement dated as of December 2002, and as supplemented by that certain letter agreement dated as of November 29, 2007 relating to cold weather periods, the "Underlying Agreement"), pursuant to which Supplier provides energy services to Customer, subject to all terms and provisions thereof.

        B.    Customer owns and operates the Planet Hollywood Resort and Casino (the "Hotel"), which is served by the Northwind Facilities under the Underlying Agreement. Westgate Planet Hollywood Las Vegas, LLC ("Westgate") is developing a three-phase timeshare/condominium project known as Planet Hollywood Towers by Westgate to be located adjacent to the Hotel, which will be a part of the Complex. Concurrently with the execution and delivery of this Fifth Amendment, Supplier and Westgate are entering into an Energy Services Agreement of even date herewith (the "Westgate ESA").

        C.    In order for Westgate to receive energy services from the Northwind Facilities, Customer has agreed to assign to Westgate a portion of the Chilled Water Services capacity to which Customer is entitled under the Underlying Agreement. In addition to such assigned capacity, the Northwind Facilities will be expanded in order to serve Westgate (the "Expansion Project") pursuant to a Facility Expansion Agreement of a date on or about the date hereof by and between Supplier and Westgate (the "Facility Expansion Agreement").

        D.    Customer and Supplier wish to amend the Underlying Agreement as provided pursuant to this Fifth Amendment.

Agreement

        In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:

        1.     Initial Term.    For purposes of clarification, Customer and Supplier acknowledge and agree that the Initial Term will expire on February 29, 2020.

        2.     Assigned Capacity.    With respect to the Customer Energy Requirements:

        (a)   Customer has assigned 2,400 tons of Chilled Water Services capacity to Westgate (the "Assigned Capacity"), to be made available by Supplier to Westgate in accordance with the Westgate ESA. Further, Customer has assigned to Westgate all of its Hot Water Services capacity in excess of the Hot Water Services capacity set forth in Section 2(b) below.

        (b)   After giving effect to the assignment described in Section 2(a) above, the Customer Energy Requirements are as follows:

    (i)
    Chilled Water Services:

      During the Westgate Interim Services Period (as such term is defined below): 4,220 tons

      From and after the Westgate Service Commencement Date (as such term is defined below): 3,570 tons

    (ii)
    Hot Water Services: 33.04 MMBtu

        For purposes of this Fifth Amendment: the term "Westgate Interim Services Period" shall mean the period from and after the date hereof and until the Westgate Service Commencement Date; and the term "Westgate Service Commencement Date" shall mean the date that Supplier has paid to Westgate the purchase price for the Expansion Project improvements in accordance with the Facility Expansion Agreement.

        (c)   In connection with the assignment described in Section 2(a) above, the Contract Capacity Charge during the Westgate Interim Services Period shall be reduced to reflect the interim assignment by Customer to Westgate of 1,750 tons of Chilled Water Services capacity. The amount of the Contract Capacity Charge payable each month during the Westgate Interim Services Period is set forth on the table attached as Exhibit "A" hereto. Such table shows the payments payable through December 31, 2009; provided, however, that if the Westgate Interim Services Period continues beyond December 31, 2009, such Contract Capacity Charge will continue to be payable until the expiration of the Westgate Interim Services Period, with payments for any months subsequent to December 31, 2009 to be amounts calculated in a manner consistent with the calculation of payments that are set forth on Exhibit "A" hereto.

        (d)   From and after the Westgate Service Commencement Date, the Contract Capacity Charge will be reduced to reflect the permanent assignment by Customer to Westgate of 2,400 tons of Chilled Water Services capacity. The precise amounts of the monthly installments of the Contract Capacity Charge, reduced in accordance with the preceding sentence, can not be calculated until the exact date of the Westgate Service Commencement Date is ascertained. For illustrative purposes, Exhibit "B" hereto sets forth a hypothetical table of such monthly installments, showing what the monthly installments would be if the Westgate Service Commencement Date were to be January 1, 2010. Such table, however, does not describe what the actual amounts of such monthly installments will be unless the Westgate Service Commencement Date happens to occur on January 1, 2010.

        (e)   For the avoidance of doubt, all capital costs with respect to the Expansion Project will be recovered under the capacity charges provided for under the Westgate ESA.

        (f)    In the event that the Westgate ESA is terminated for any reason prior to February 29, 2020, then, automatically and concurrently with any such termination, the Assigned Capacity will revert to and become part of the Customer Energy Requirements pursuant to the Agreement, and the Contract Capacity Charge will be increased to reflect the reversion of the Assigned Capacity to the Agreement.

        3.     Consumption Charges.    With respect to Consumption Charges:

        (a)   The Consumption Charge with respect to Chilled Water Services, for each Contract Year, will be the Customer's Chilled Water Services Share of the Supplier's Electricity Costs. "Customer's Chilled Water Services Share," for any Contract Year, means the quotient of (i) the total volume of Chilled Water Services supplied by Supplier to Customer during such Contract Year, divided by (ii) the total volume of Chilled Water Services supplied by Supplier to all customers (including the Customer) of the Northwind Facilities. "Supplier's Electricity Costs," for any Contract Year, means the costs incurred by Supplier for the electricity required to supply Chilled Water Services and Hot Water Services for such Contract Year. Customer and Supplier acknowledge and agree that the foregoing formula reflects the practice to date with respect to allocation of Consumption Charges for Chilled Water Services between the existing customers of the Northwind Facilities, and will continue to be used as the allocation formula with respect to the addition of Westgate as a customer of the Northwind Facilities.

        (b)   The Consumption Charge with respect to Hot Water Services, for each Contract Year, will be the Customer's Hot Water Services Share of the Supplier's Natural Gas Costs. "Customer's Hot Water Services Share," for any Contract Year, means the quotient of (i) the total volume of Hot Water Services supplied by Supplier to Customer during such Contract Year, divided by (ii) the total volume of Hot Water Services supplied by Supplier to all customers (including the Customer) of the Northwind

Facilities. "Supplier's Natural Gas Costs," for any Contract Year, means the costs incurred by Supplier for the natural gas required to supply Hot Water Services for such Contract Year. Customer and Supplier acknowledge and agree that to date, the Customer has been the sole customer of the Northwind Facilities with respect to Hot Water Services, and that the foregoing formula will be used as the allocation formula with respect to the addition of Westgate as a customer receiving Hot Water Services from the Northwind Facilities.

        4.     Service Default Remedies.    With respect to Section 6.1(c) of the Underlying Agreement:

        (a)   Upon the occurrence of a Service Default, each of the Complex Customers shall meet within twenty-four (24) hours and agree on the exercise of remedies pursuant to Section 6.1(c)(i) (Control of Northwind Facilities) of the Underlying Agreement and Section 6.1(c)(iii) (Retain Consultants and Implement Consultants' Recommendations) of the Underlying Agreement with respect to such Service Default. The Complex Customers shall act through one designated representative for the Complex Customers who shall direct Supplier as to how such remedies shall be exercised. Without limitation of the foregoing, and for the avoidance of doubt, in no event will more than one (1) consultant be designated by all of the Complex Customers in the aggregate to issue the Consultants' Recommendations as provided in Section 6.1(c)(iii) of the Underlying Agreement. "Complex Customers," as of any date of determination, means all customers receiving service from the Northwind Facilities at such time.

        (b)   The following replaces Section 6.1(c)(ii) in its entirety:

          (ii)   Abatement.    The Customer shall be entitled to an abatement of the Contract Capacity Charge for the month during which such Service Default has occurred in an amount equal to (A) the Contract Capacity Charge then in effect for such month multiplied by a fraction, the numerator of which shall be the number of days during which such Service Default has occurred during such month and the denominator of which shall be the number of days in such months, multiplied by (B) 70% if such Service Default was with respect to Chilled Water Service, or 30% if such Service Default was with respect to Hot Water Service. The amount of any applicable abatement of Contract Capacity Charges under this Section 6.1(c)(ii) shall be due and payable on the first day of the month following the month during which such Service Default shall have occurred and may be off-set by the Customer against the Contract Capacity Charge which is due and payable on such date with respect to the month then beginning.

        5.     Acquisition of Northwind Facilities Pursuant to Section 6.4 (Supplier Default) or Section 9.3 (Option to Purchase).

        (a)   With respect to any acquisition by Customer of the Northwind Facilities pursuant to Section 6.4 of the Underlying Agreement, the term "Payment Amount" (which is defined in Section 6.4 of the Agreement) is replaced for all purposes with the term "Termination Purchase Price," which is defined as follows:

          "Termination Purchase Price" means, as of any date of determination: (A) the sum total of all capacity charges (with the return on equity component subtracted from each monthly payment thereof, but without the principal portion of Supplier's equity invested subtracted) payable to Supplier from and after such date by all Complex Customers pursuant to their respective energy services agreement for the unexpired terms of such agreements, discounted by, for each monthly payment thereof, the interest rate applicable to the U.S. Treasury bill, bond or note (as applicable) having a maturity comparable (or as nearly comparable as there may be) to the date when such payment is scheduled to be due, minus (B) any costs incurred by Customer for required repair and/or maintenance.

        (b)   The Customer has the option to purchase the Northwind Facilities in accordance with the terms and provisions of Section 9.3 of the Underlying Agreement, with the purchase price under such option being the Make-Whole Amount. The definition of the "Make-Whole Amount" is hereby replaced with the following definition:

          "Make Whole Amount" means, as of any date of determination, the sum total of all capacity charges payable to Supplier from and after such date by all Complex Customers pursuant to their respective energy services agreement for the unexpired terms of such agreements, discounted by, for each monthly payment thereof, the interest rate applicable to the U.S. Treasury bill, bond or note (as applicable) having a maturity comparable (or as nearly comparable as there may be) to the date when such payment is scheduled to be due.

        (c)   The Customer acknowledges that its rights to acquire the Northwind Facilities pursuant to Sections 6.4 and 9.3 of the Underlying Agreement are substantially similar to the rights provided to the other Complex Customers, and agrees that the exercise of such rights will be subject to the following provisions:

          (i)    In the event one or more Complex Customers (collectively, the "Acquiring Party") elect to acquire the Northwind Facilities pursuant to Section 6.4 of its Energy Service Agreement, the Acquiring Party, concurrently with notifying the Supplier of its intention to purchase the Northwind Facilities (such notice a "Purchase Notice") shall notify in writing the other Complex Customers of the Acquisition Party's sending a Purchase Notice to Supplier. The Non-Acquiring Party shall be afforded the opportunity to acquire and share on a pro rata basis in the ownership of the Northwind Facilities and shall respond in writing to the Acquiring Party as to whether it intends to join the Acquiring Party in acquiring the Northwind Facilities within twenty-one (21) days of receiving the Purchase Notice. The form and percentages of ownership of the Northwind Facilities shall be determined, at the time of acquisition, by unanimous vote of all of the Parties comprising the Acquiring Party.

          (ii)   In the event the Acquiring Party determines to acquire the Northwind Facilities pursuant to Section 9.3 of its Energy Service Agreement, the Acquiring Party shall notify the Non-Acquiring Party concurrently with notifying the Supplier of its intention to acquire the Northwind Facilities. The Non-Acquiring Party shall be afforded the opportunity to acquire and share ratably in the ownership of the Northwind Facilities and shall respond in writing as to whether it intends to join the Acquiring Party in acquiring the Northwind Facilities to the Acquiring Party within ninety (90) days of receiving the Purchase Notice. The form and percentages of ownership of the Plant shall be determined, at the time of acquisition, by unanimous vote of all of the Parties comprising the Acquiring Party.

          (iii)  The Parties agree that the acquisition of the Northwind Facilities pursuant to Section 9.3 of a Complex Customer's energy service agreement shall render that section null and void for the Non-Acquiring Party in such Non-Acquiring Party's energy service agreement.

          (iv)  Unless all Complex Customers acquire the Northwind Facilities, the Acquiring Party shall assume the full obligations owed by the Supplier to the Non-Acquiring Party under the energy services agreement (and all ancillary agreements) in place between the Supplier and the Non-Acquiring Party. Simultaneous with the transfer of ownership from the Supplier to the Acquiring Party, the Acquiring Party shall be deemed to have withdrawn from this Agreement. The Non-Acquiring Party shall have all of its rights and obligations under its energy service agreement (except with respect to the option to purchase under Section 9.3).

        6.     Capitalized Terms.    All terms capitalized but not defined in this Fifth Amendment will have the meanings ascribed thereto in the Underlying Agreement.

        7.     Revival and Ratification of Agreement.    Customer and Supplier hereby revive and ratify the Underlying Agreement, as amended by this Fifth Amendment (as so amended, the "Agreement"), and declare the Agreement to be in full force and effect for all purposes.

        8.     Governing Law.    This Fifth Amendment will be governed by and construed in accordance with the laws of the State of Nevada.

        IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment the day and year first written above.

CUSTOMER:	SUPPLIER:
OPBIZ, LLC	NORTHWIND ALADDIN, LLC
By:	By:
Name:	Name:
Title:	Title:

Exhibit A	Contract Capacity Charge During the Westgate Interim Services Period
Exhibit B	Hypothetical Table of Contract Capacity Charge From and After the Westgate Service Commencement Date

 Exhibit "A" to Fifth Amendment

Contract Capacity Charge During Westgate Interim Services Period

Month	Debt Component	Equity Component	Total Payment
Jan-09	185,665.44	105,900.15	291,565.59
Feb-09	185,665.44	105,900.15	291,565.59
Mar-09	185,665.44	105,900.15	291,565.59
Apr-09	185,646.99	105,900.15	291,547.14
May-09	185,646.99	105,900.15	291,547.14
Jun-09	185,646.99	105,900.15	291,547.14
Jul-09	183,277.36	105,900.15	289,177.50
Aug-09	183,277.36	105,900.15	289,177.50
Sep-09	183,277.36	105,900.15	289,177.50
Oct-09	191,323.33	105,900.15	297,223.47
Nov-09	191,323.33	105,900.15	297,223.47
Dec-09	191,323.33	105,900.15	297,223.47

A-1

 Exhibit "B" to Fifth Amendment

Hypothetical Table of Contract Capacity Charge From and After Westgate Service Commencement Date

        The following hypothetical table is for illustrative purposes only, and sets forth what the Contract Capacity Charge would be if the Westgate Service Commencement Date were to be January 1, 2010:

Month	Debt Component	Equity Component	Total Payment
Jan-10	157,002.32	94,369.98	251,372.30
Feb-10	157,002.32	94,369.98	251,372.30
Mar-10	157,002.32	94,369.98	251,372.30
Apr-10	156,984.70	94,369.98	251,354.68
May-10	156,984.70	94,369.98	251,354.68
Jun-10	156,984.70	94,369.98	251,354.68
Jul-10	155,163.19	94,369.98	249,533.16
Aug-10	155,163.19	94,369.98	249,533.16
Sep-10	155,163.19	94,369.98	249,533.16
Oct-10	162,095.72	94,369.98	256,465.69
Nov-10	162,095.72	94,369.98	256,465.69
Dec-10	162,095.72	94,369.98	256,465.69
Jan-11	156,928.53	94,369.98	251,298.51
Feb-11	156,928.53	94,369.98	251,298.51
Mar-11	156,928.53	94,369.98	251,298.51
Apr-11	156,084.16	94,369.98	250,454.14
May-11	156,084.16	94,369.98	250,454.14
Jun-11	156,084.16	94,369.98	250,454.14
Jul-11	156,091.00	94,369.98	250,460.98
Aug-11	156,091.00	94,369.98	250,460.98
Sep-11	156,091.00	94,369.98	250,460.98
Oct-11	162,348.58	94,369.98	256,718.56
Nov-11	162,348.58	94,369.98	256,718.56
Dec-11	162,348.58	94,369.98	256,718.56
Jan-12	156,105.30	94,369.98	250,475.28
Feb-12	156,105.30	94,369.98	250,475.28
Mar-12	156,105.30	94,369.98	250,475.28
Apr-12	158,242.74	94,369.98	252,612.72
May-12	158,242.74	94,369.98	252,612.72
Jun-12	158,242.74	94,369.98	252,612.72
Jul-12	154,083.11	94,369.98	248,453.09
Aug-12	154,083.11	94,369.98	248,453.09
Sep-12	154,083.11	94,369.98	248,453.09
Oct-12	162,613.38	94,369.98	256,983.36
Nov-12	162,613.38	94,369.98	256,983.36
Dec-12	162,613.38	94,369.98	256,983.36
Jan-13	157,980.26	94,369.98	252,350.24
Feb-13	157,980.26	94,369.98	252,350.24
Mar-13	157,980.26	94,369.98	252,350.24
Apr-13	156,725.84	94,369.98	251,095.82
May-13	156,725.84	94,369.98	251,095.82
Jun-13	156,725.84	94,369.98	251,095.82
Jul-13	155,607.90	94,369.98	249,977.88
Aug-13	155,607.90	94,369.98	249,977.88

Month	Debt Component	Equity Component	Total Payment
Sep-13	155,607.90	94,369.98	249,977.88
Oct-13	162,890.90	94,369.98	257,260.88
Nov-13	162,890.90	94,369.98	257,260.88
Dec-13	162,890.90	94,369.98	257,260.88
Jan-14	156,645.02	94,369.98	251,015.00
Feb-14	156,645.02	94,369.98	251,015.00
Mar-14	156,645.02	94,369.98	251,015.00
Apr-14	156,616.41	94,369.98	250,986.39
May-14	156,616.41	94,369.98	250,986.39
Jun-14	156,616.41	94,369.98	250,986.39
Jul-14	155,795.89	94,369.98	250,165.86
Aug-14	155,795.89	94,369.98	250,165.86
Sep-14	155,795.89	94,369.98	250,165.86
Oct-14	163,181.96	94,369.98	257,551.94
Nov-14	163,181.96	94,369.98	257,551.94
Dec-14	163,181.96	94,369.98	257,551.94
Jan-15	156,525.18	94,369.98	250,895.16
Feb-15	156,525.18	94,369.98	250,895.16
Mar-15	156,525.18	94,369.98	250,895.16
Apr-15	156,492.88	94,369.98	250,862.86
May-15	156,492.88	94,369.98	250,862.86
Jun-15	156,492.88	94,369.98	250,862.86
Jul-15	156,233.85	94,369.98	250,603.83
Aug-15	156,233.85	94,369.98	250,603.83
Sep-15	156,233.85	94,369.98	250,603.83
Oct-15	163,487.47	94,369.98	257,857.45
Nov-15	163,487.47	94,369.98	257,857.45
Dec-15	163,487.47	94,369.98	257,857.45
Jan-16	156,389.90	94,369.98	250,759.88
Feb-16	156,389.90	94,369.98	250,759.88
Mar-16	156,389.90	94,369.98	250,759.88
Apr-16	59,064.45	94,369.98	153,434.43
May-16	59,064.45	94,369.98	153,434.43
Jun-16	59,064.45	94,369.98	153,434.43
Jul-16	—	94,369.98	94,369.98
Aug-16	—	94,369.98	94,369.98
Sep-16	—	94,369.98	94,369.98
Oct-16	—	94,369.98	94,369.98
Nov-16	—	94,369.98	94,369.98
Dec-16	—	94,369.98	94,369.98
Jan-17	—	94,369.98	94,369.98
Feb-17	—	94,369.98	94,369.98
Mar-17	—	94,369.98	94,369.98
Apr-17	—	94,369.98	94,369.98
May-17	—	94,369.98	94,369.98
Jun-17	—	94,369.98	94,369.98
Jul-17	—	94,369.98	94,369.98
Aug-17	—	94,369.98	94,369.98
Sep-17	—	94,369.98	94,369.98
Oct-17	—	94,369.98	94,369.98

Month	Debt Component	Equity Component	Total Payment
Nov-17	—	94,369.98	94,369.98
Dec-17	—	94,369.98	94,369.98
Jan-18	—	94,369.98	94,369.98
Feb-18	—	94,369.98	94,369.98
Mar-18	—	94,369.98	94,369.98
Apr-18	—	94,369.98	94,369.98
May-18	—	94,369.98	94,369.98
Jun-18	—	94,369.98	94,369.98
Jul-18	—	94,369.98	94,369.98
Aug-18	—	94,369.98	94,369.98
Sep-18	—	94,369.98	94,369.98
Oct-18	—	94,369.98	94,369.98
Nov-18	—	94,369.98	94,369.98
Dec-18	—	94,369.98	94,369.98
Jan-19	—	94,369.98	94,369.98
Feb-19	—	94,369.98	94,369.98
Mar-19	—	94,369.98	94,369.98
Apr-19	—	94,369.98	94,369.98
May-19	—	94,369.98	94,369.98
Jun-19	—	94,369.98	94,369.98
Jul-19	—	94,369.98	94,369.98
Aug-19	—	94,369.98	94,369.98
Sep-19	—	94,369.98	94,369.98
Oct-19	—	94,369.98	94,369.98
Nov-19	—	94,369.98	94,369.98
Dec-19	—	94,369.98	94,369.98
Jan-20	—	94,369.98	94,369.98
Feb-20	—	94,369.98	94,369.98

QuickLinks

  Exhibit 10.72
FIFTH AMENDMENT TO ENERGY SERVICE AGREEMENT
Recitals
Agreement
Exhibit "A" to Fifth Amendment Contract Capacity Charge During Westgate Interim Services Period
Exhibit "B" to Fifth Amendment Hypothetical Table of Contract Capacity Charge From and After Westgate Service Commencement Date